UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): February 23, 2012

YCC HOLDINGS LLC
(Exact name of registrant as specified in its charter)

DELWARE	333-141699-05	20-8284193
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16 YANKEE CANDLE WAY
SOUTH DEERFIELD, MASSACHUSETTS 01373
(Address of principal executive office and zip code)

(413) 665-8306
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 23, 2012, Frank P. Bifulco, Jr, was elected as a member of the Board of Managers of YCC Holdings LLC (the “Registrant”).  Mr. Bifulco was also elected to (i) the Board of Managers of Yankee Candle Group, LLC and Yankee Candle Investments LLC, parent holding companies of the Registrant, and (ii) the Board of Directors of Yankee Holding Corp. and The Yankee Candle Company, Inc. (the “Company”), each a subsidiary of the Registrant, and Yankee Finance, Inc.

The Company has issued a press release announcing Mr. Bifulco’s election, a copy of which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits:

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release issued by YCC Holdings LLC on February 29, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YCC HOLDINGS LLC

/s/ James A. Perley
Date: February 29, 2012	By:	James A. Perley
General Counsel (Secretary)

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EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by YCC Holdings LLC on February 29, 2012.

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